UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2018

Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.  Regulation FD Disclosure
Reference is hereby made to the Current Report on Form 8-K filed by Griffin Capital Essential Asset REIT II, Inc. (the “Registrant”) on December 20, 2018 disclosing, among other items, that the Registrant entered into an Agreement and Plan of Merger with Griffin Capital Essential Asset REIT, Inc. (“GCEAR”), Griffin Capital Essential Asset Operating Partnership, L.P. (the “GCEAR Operating Partnership”), Griffin Capital Essential Asset Operating Partnership II, L.P. (the “GCEAR II Operating Partnership”) and Globe Merger Sub, LLC, a wholly owned subsidiary of the Registrant, pursuant to which GCEAR will merge with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of the Registrant and the GCEAR II Operating Partnership will merge with and into the GCEAR Operating Partnership, with the GCEAR Operating Partnership surviving such merger (collectively, the "Merger"), and that GCEAR entered into a series of transactions (the "Self Administration Transaction") pursuant to which GCEAR became self-managed and the sponsor of the Registrant changed from Griffin Capital Company, LLC to the GCEAR Operating Partnership until the Merger is consummated.
On December 21, 2018, the Registrant and GCEAR will host a joint webinar for registered representatives of broker-dealers to discuss the Merger and Self Administration Transaction. The webinar script is hereby furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The related presentation was filed as Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed on December 20, 2018.
Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
ADDITIONAL INFORMATION ABOUT THE MERGER
In connection with the Merger, the Registrant will prepare and file with the SEC a registration statement on Form S-4 containing a Joint Proxy Statement and Prospectus jointly prepared by the Registrant and GCEAR, and other related documents. The Joint Proxy Statement and Prospectus will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE REGISTRANT AND GCEAR WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REGISTRANT, GCEAR AND THE MERGER. Investors and stockholders of the Registrant and GCEAR may obtain free copies of the registration statement, the Joint Proxy Statement and Prospectus and other relevant documents filed by the Registrant and GCEAR with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Registrant and GCEAR with the SEC are also available free of charge on the Registrant’s and GCEAR's website at www.griffincapital.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER
The Registrant, GCEAR and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Registrant’s and GCEAR’s stockholders in respect of the Merger. Information regarding the Registrant’s directors and executive officers can be found in the Registrant’s most recent Annual Report on Form 10-K filed on March 9, 2018. Information regarding GCEAR’s directors and executive officers can be found in GCEAR’s most recent Annual Report on Form 10-K filed on March 9, 2018. Additional information regarding the interests of such potential participants will be included in the Joint Proxy Statement and Prospectus and other relevant documents filed with the SEC in connection with the Merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Registrant or GCEAR, as applicable, using the sources indicated above.

Forward-Looking Statements
This report contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Registrant can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Registrant’s expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability of the Registrant or GCEAR to obtain the Stockholder Approval or the failure to satisfy the other conditions to completion of the Merger; risks related to disruption of management’s attention from the ongoing business operations due to the Merger; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of the Registrant or GCEAR; and other factors, including those set forth in the Risk Factors section of the Registrant’s most recent Annual Report on Form 10-K for the year ended December 31, 2017, as updated by the Registrant's subsequent Quarterly Reports on Form 10-Q for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018 filed with the SEC, and other reports filed by the Registrant with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Registrant undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Webinar Script

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT II, Inc.

Date: December 21, 2018	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer